                                                                   Exhibit 10.03




                                Voting Agreement

         This Voting Agreement (this "Agreement") is entered into as of June 6, 1996, by and between Telor Ophthalmic Pharmaceuticals, Inc., a Delaware corporation ("Telor"), the individuals and entities listed on Schedule A attached hereto (the "OH+R Securityholders"), and the individuals and entities listed on Schedule B attached hereto (the "Telor Securityholders"). The "OH+R Securityholders" and "Telor Securityholders" are sometimes referred to herein collectively as the "Securityholders" and individually as a "Securityholder".

         WHEREAS Telor and Occupational Health + Rehabilitation Inc, a Delaware corporation ("OH+R"), are parties to that certain Agreement and Plan of Merger, dated February 22, 1996, as amended on April 30, 1996 and May 10, 1996 (the "Merger Agreement"), providing for the merger of OH+R with and into Telor, such that Telor will be the surviving corporation, the separate corporate existence of OH+R will cease, and the surviving corporation will continue under the name "Occupational Health + Rehabilitation Inc" (the "Merger");

         WHEREAS pursuant to the terms of the Merger Agreement, upon consummation of the Merger, all shares of capital stock of OH+R and certain other equity securities of OH+R will be converted into the right to receive shares of the common stock, $.001 par value per share, of Telor ("Telor Stock");

         WHEREAS as a condition to consummation of the Merger, the OH+R Securityholders are required to enter into this Agreement; and

         WHEREAS as a condition to consummation of the Merger, the Telor Securityholders are required to enter into this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subject to consummation of the Merger, each Securityholder agrees that such Securityholder shall vote all shares of Telor Stock owned by such person or entity to elect at the 1996 annual meeting of the stockholders of Telor (the "1996 Meeting") the following persons to the Board of Directors of Telor, each for a three (3) year term:

         (a) the Chief Executive Officer of Telor upon consummation of the Merger, who is expected to be John C. Garbarino;

         (b) John K. Herdklotz, Ph.D., or, if he shall be unable or unwilling to serve, a person designated by those persons designated as Telor Principal Stockholders on Schedule B; and
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         (c) Angus M. Duthie, or, if he shall be unable or unwilling to serve, a person designated by those persons designated as the OH+R Principal Stockholders on Schedule A.

         2. Telor agrees to use its reasonable best efforts to cause the nominees designated pursuant to Section 1 to be included on the slate of directors and to be recommended to the stockholders of Telor for election at the 1996 Meeting.

         3. If any Securityholder shall fail to vote such Securityholder's shares of Telor Stock as provided in this Agreement, without further action by such Securityholder, the President of Telor shall be, and hereby is, irrevocably constituted the attorney-in-fact and proxy of such Securityholder for the purpose of voting and shall vote such shares at the 1996 Meeting as provided in this Agreement and is hereby authorized to revoke any proxy providing for any other vote of such shares on any proposal for the election of directors at such 1996 Meeting.

         4. Each Securityholder represents and warrants that such Securityholder owns beneficially and of record the shares of capital stock of OH + R, other equity securities of OH + R and/or shares of Telor Stock set forth opposite the name of such Securityholder on Schedule A or Schedule B, as the case may be.

         5. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by (a) Telor, (b) holders of a majority of the shares of capital stock of OH+R (on an as converted basis) or shares of Telor Stock held by the OH+R Principal Stockholders, and (c) holders of a majority of the shares of Telor Stock held by Telor Principal Stockholders, provided, that no amendment shall increase any party's obligations without such party's consent.

         6. Each Securityholder acknowledges and agrees that the rights acquired by Telor hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by such Securityholder were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which Telor is entitled at law or in equity, Telor shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by each Securityholder and to enforce specifically the terms and provisions hereof.

         7. Each Securityholder represents and warrants that it is not a party to any agreement or understanding, and the shares capital stock of OH+R, other equity securities of OH+R and/or shares of Telor Stock owned by such Securityholder are not subject to any restriction, lien, order, judgment or decree, which would limit or conflict with such Securityholder's obligations hereunder.

         8. This Agreement shall terminate upon the first to occur of (a) the termination of the Merger Agreement or (b) immediately after the conclusion of the 1996 Meeting.

         9. Each Securityholder covenants not to sell or otherwise transfer any shares of capital stock of OH+R, other equity securities of OH+R and/or shares of Telor Stock owned by it

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between the date hereof and through and including the date of the 1996 Meeting, unless the transferee agrees in writing to be bound by the terms of this Agreement.

         10. This Agreement, together with the Standstill Agreement dated June 6, 1996 between Telor and certain of the Securityholders, embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         11. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning in this Agreement and in the Merger Agreement.

         13. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the day and date first above written.

                             TELOR OPHTHALMIC PHARMACEUTICALS, INC.


                             By:/s/ John K. Herdklotz
                                ------------------------------------------------


                             PRINCE VENTURE PARTNERS III LIMITED
                             PARTNERSHIP


                             By: Prince Ventures, L.P., General Partner

                             By:/s/ Mark J. Gabrielson
                                ------------------------------------------------


                             THE VENTURE CAPITAL FUND
                               OF NEW ENGLAND III, L.P.


                             By: FH & Co. III, L.P., Its General Partner

                             By:/s/ Kevin J. Dougherty
                                ------------------------------------------------


                             BANCBOSTON VENTURES, INC.

                             By:/s/ Marcia T. Bates
                                ------------------------------------------------


                             /s/ John C. Garbarino
                             ---------------------------------------------------
                             John C. Garbarino


                             /s/ Lynne M. Rosen
                             ---------------------------------------------------
                             Lynne M. Rosen


                             VENROCK ASSOCIATES

                             By:/s/ Ted H. McCourtney
                                ------------------------------------------------


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                                   VENROCK ASSOCIATES II, L.P.

                                   By:/s/ Ted H. McCourtney
                                      ------------------------------------------


                                   ASSET MANAGEMENT ASSOCIATES, 1989, L.P.

                                   By:/s/ Craig C. Taylor
                                      ------------------------------------------


                                   HAMBRO INTERNATIONAL VENTURE FUND II, L.P.

                                   By:/s/ Edwin A. Goodman
                                      ------------------------------------------


                                   HAMBRO INTERNATIONAL VENTURE FUND '85

                                   By:/s/ Edwin A. Goodman
                                      ------------------------------------------


                                   KKI-HAMBRO UNITED STATES INTERNATIONAL
                                   VENTURE FUND

                                   By:/s/ Edwin A. Goodman
                                      ------------------------------------------


                                   HIV-GEN INCORPORATED

                                   By:/s/ David Aarnett
                                      ------------------------------------------


                                   /s/ John K. Herdklotz, Ph.D.
                                   ---------------------------------------------
                                   John K. Herdklotz, Ph.D.


                                   /s/ Craig C. Taylor
                                   ---------------------------------------------
                                   Craig C. Taylor


                                   /s/ Patrick F. Latterell
                                   ---------------------------------------------
                                  Patrick F. Latterell


                                   /s/ Charles L. Dimmler, III
                                   ---------------------------------------------
                                   Charles L. Dimmler, III



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                                      /s/ Mark J. Gabrielson
                                      ------------------------------------------
                                      Mark J. Gabrielson

                                      /s/ John F. Chappell
                                      ------------------------------------------
                                      John F. Chappell

                                      /s/ Jane E. Rady
                                      ------------------------------------------
                                      Jane E. Rady



                                      -6-
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                                   Schedule A

                              OH+R Securityholders

PRINCE VENTURE PARTNERS III LIMITED PARTNERSHIP
THE VENTURE CAPITAL FUND OF NEW ENGLAND III, L.P.
BANCBOSTON VENTURES, INC.
JOHN C. GARBARINO
LYNNE M. ROSEN


                           OH+R Principal Stockholders


PRINCE VENTURE PARTNERS III LIMITED PARTNERSHIP
THE VENTURE CAPITAL FUND OF NEW ENGLAND III, L.P.
BANCBOSTON VENTURES, INC.



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                                   Schedule B

                              Telor Securityholder

PRINCE VENTURE PARTNERS III LIMITED PARTNERSHIP
VENROCK ASSOCIATES
VENROCK ASSOCIATES II, L.P.
ASSET MANAGEMENT ASSOCIATES, 1989, L.P.
HAMBRO INTERNATIONAL VENTURE FUND II, L.P.
HAMBRO INTERNATIONAL VENTURE FUND '85
KKI-HAMBRO UNITED STATES INTERNATIONAL VENTURE FUND
HIV-GEN INCORPORATED
PATRICK F. LATTERELL
JOHN K. HERDKLOTZ, PH.D.
CRAIG C. TAYLOR
CHARLES L. DIMMLER, III
MARK J. GABRIELSON
JOHN F. CHAPPELL
JANE E. RADY


                          Telor Principal Stockholders

PRINCE VENTURE PARTNERS III, LIMITED PARTNERSHIP
VENROCK ASSOCIATES
VENROCK ASSOCIATES II, L.P.
ASSET MANAGEMENT ASSOCIATES, 1989, L.P.
HAMBRO INTERNATIONAL VENTURE FUND II, L.P.
HAMBRO INTERNATIONAL VENTURE FUND '85
KKI-HAMBRO UNITED STATES INTERNATIONAL VENTURE FUND
HIV-GEN INCORPORATED



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